Commitments under short leases	12 Months Ended
Dec. 31, 2020
Commitments Under Short Leases [Abstract]
Commitments under short leases
28.	Commitments under short leases

At December 31, 2020, the Group had a gross commitment on its office rental and service charge at Robert-Rössle-Strasse 10, 13125 Berlin equal to £100k (2019: £100k; 2018:£100k) in the next year. No amounts are payable after more than one year.

In addition, the Group enters into contracts in the normal course of business with contract research organisations to assist in the performance of research and development activities and other services and products for operating purposes. These contracts generally provide for termination on notice, and therefore are cancellable contracts and not reflected in the disclosure above.